American Century Variable Portfolios, Inc.
Statement of Additional Information Supplement

VP Balanced Fund ¡ VP Capital Appreciation Fund
VP Income & Growth Fund ¡ VP International Fund
VP Large Company Value Fund ¡ VP Mid Cap Value Fund
VP Ultra(R)  Fund ¡ VP Value Fund ¡ VP VistaSM Fund

Supplement dated October 1, 2010 ¡ Statement of Additional Information dated May 1, 2010

The following entry is added to the Accounts Managed table on page 48. Account information is provided as of September 28, 2010.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Matt Titus	Number of Accounts	5	0	3
	Assets	$1.6 billion(1)	N/A	$78.6 million

1	Includes $6.4 million in VP Large Company Value.

The following replaces the Ownership of Securities section on page 51.

Ownership of Securities

As of December 31, 2009, the funds’ most recent fiscal year end, none of the portfolio managers beneficially owned shares of the fund they manage. As of February 19, 2010, when Mr. Unterhalter became a portfolio manager for VP Vista, he did not beneficially own shares of the fund. As of September 28, 2010, Mr. Titus did not beneficially own any shares of the VP Large Company Value Fund. These portfolio managers serve on investment teams that oversee a number of funds in the same broad investment category and are not expected to invest in each such fund.

Effective November 30, 2010.

The entry for Charles A. Ritter in the Accounts Managed table on page 48 of the statement of additional information is deleted.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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